                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-6073

                        SCUDDER CASH MANAGEMENT PORTFOLIO
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       6/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Cash Management Fund Institutional

Semiannual Report
to Shareholders

June 30, 2004

Contents

<Click Here> Portfolio Management Review

Cash Management Fund Institutional

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

Scudder Cash Management Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Geoffrey Gibbs discusses the market environment and the portfolio management team's approach to managing Cash Management Fund Institutional during its most recent semiannual period ended June 30, 2004.

Q: Will you discuss the market environment for the fund during the six-month period ended June 30?

A: At the start of 2004, with economic recovery beginning to gather momentum, the market's focus turned to job creation. With every monthly announcement by the government during the first quarter of 2004, investors grew more and more disappointed, as job creation remained subdued. Money market yields reacted accordingly, with the one-year LIBOR declining from 1.60% at the start of this year to 1.35% by the end of March.1 At its meetings during the first quarter, the Federal Reserve held short-term interest rates steady, and the market's forecast for the start of Fed tightening was pushed back to late 2004 or early 2005. We kept the fund's weighted average maturity at the longer end of its range during this period to capture additional yield.

1 LIBOR, the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Then, in early April, fixed-income markets experienced a dramatic turnaround as the government reported that the economy had created more than 300,000 new jobs in March. With this surprising news, short-term interest rates as represented by the one-year LIBOR rate spiked from 1.35% to 1.85%. Expectations concerning the timing of a shift in Fed policy also changed, with many market participants now expecting federal funds rate increases as early as June. The May jobs report was also strong, and the Fed now hinted that it would change its policy and begin to raise interest rates "at a measured pace" in the near future. Markets once again reacted swiftly, with the LIBOR rate rising as high as 2.26%. The Fed finally acted during its late June meetings, raising the federal funds rate by 25 basis points and stating that it would conduct its credit tightening program "at a pace that is likely to be measured."

Q: In light of market conditions during the period, what has been the fund's strategy?

A: During the period, we pursued a "barbell" strategy. That is, we purchased longer-duration instruments with maturities of six to nine months and - increasingly - short-term securities with maturities of three months or less; we kept the shorter-term securities in the fund's portfolio to meet liquidity needs. The fund also holds floating-rate securities, a position we increased in the first quarter of 2004. The purpose of this strategy was to position the fund to benefit if the economy began to create more jobs and the Fed decided to switch to a tightening bias earlier than expected. The interest rate of floating-rate securities adjusts periodically, based on the position of the yield curve. There are floating-rate securities that adjust daily, monthly and quarterly, based off of indices such as LIBOR and the federal funds rate. Our decision to increase the fund's allocation in floating-rate securities worked well during the period when short-term interest rates rose following the issuance of more favorable economic and job growth statistics. Toward the close of the period, we began to decrease the fund's average maturity slightly so that more of the fund's securities would mature more quickly. We would then plan to invest at higher interest rates when the Fed began to increase the federal funds rate. On June 30 the fund's average maturity was 42 days.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

7-Day Current Yield
7-day current yield
June 30, 2004	0.96%*
December 31, 2003	0.93%*

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Please visit our Web site at moneyfunds.deam-us.db.com for the product's most recent month-end performance.

*The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 0.92% as of June 30, 2004 and 0.89% as of December 31, 2003.

Q: How did the fund perform over the semiannual period?

A: During the six-month period ended June 30, 2004, Cash Management Fund Institutional's seven-day annualized yield increased from 0.93% on December 31, 2003 to 0.96% on June 30, 2004. For the six-month period ended June 30, the fund returned 0.45%, compared with the 0.36% average return of the iMoneyNet First Tier Institutional Money Funds Average.2 Yields are historical, do not guarantee future results and will fluctuate.

2 The iMoneyNet First Tier Institutional Money Funds Average is compiled by iMoneyNet, Inc., an independent money market mutual fund rating service, and includes institutional money market funds containing securities rated in the highest short-term rating category by two or more nationally recognized ratings organizations.

Through the first quarter of 2004, with continuing disappointment over the lack of job creation, the yield curve flattened. The curve flattening occurred as market participants bought longer-term money market issues and sent their interest rates lower, thinking that the Fed wouldn't act to raise rates as quickly as had been anticipated. As securities within the portfolio matured, we invested at lower interest rate levels. When short-term interest rates spiked during the second quarter, the fund benefited from its approximately 25% allocation in floating-rate securities. But while we now expect the Fed to raise interest rates at least once more during the summer, we are reserving judgment about further rate increases beyond that point because the extent of US economic recovery is not yet clear. We are therefore maintaining a conservative maturity stance at present.

Q: What detracted from performance during the period?

A: The swift increase in job growth announced in early April came as a surprise, as we've said. At the time, we were anticipating a federal funds rate increase in August at the earliest. The news about jobs, and the market's reaction in raising short-term interest rates dramatically, detracted from performance, as the fund's average maturity was longer than it would have been if we were expecting a shift in Fed policy sooner than August. If we had anticipated that the Fed would switch policy in June, we would have exercised additional caution and waited longer to extend the fund's maturity.

Q: Do you foresee any change in your management strategies?

A: We will continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yields for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Financial Statements

Statements of Assets and Liabilities as of June 30, 2004 (Unaudited)
Assets
Investment in the Scudder Cash Management Portfolio	$ 2,499,598,013
Other assets	12,234
Total assets	2,499,610,247
Liabilities
Dividends payable	436,281
Payable for Fund shares redeemed	569
Accrued administrator service fee	90,146
Other accrued expenses and payables	32,617
Total liabilities	559,613
Net assets, at value	$ 2,499,050,634
Net Assets
Net assets consist of: Undistributed net investment income	130,534
Accumulated net realized gain (loss)	67,534
Paid-in capital	2,498,852,566
Net assets, at value	$ 2,499,050,634
Net Asset Value
Net Asset Value, offering and redemption price per share ($2,499,050,634 / 2,498,852,459 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the six months ended June 30, 2004 (Unaudited)
Investment Income
Net investment income allocated from the Scudder Cash Management Portfolio: Interest	$ 15,954,723
Dividends	37,871
Expenses(a)	(2,547,125)
Net investment income allocated from Portfolio	13,445,469
Expenses: Administrator service fees	707,898
Audit fees	11,714
Legal fees	4,012
Trustees' fees and expenses	5,977
Reports to shareholders	8,729
Registration fees	18,786
Other	19,166
Total expenses, before expense reductions	776,282
Expense reductions	(68,743)
Total expenses, after expense reductions	707,539
Net investment income	12,737,930
Net realized gain (loss) from investments	67,534
Net increase (decrease) in net assets resulting from operations	$ 12,805,464

a For the six months ended June 30, 2004, the Advisor to the Scudder Cash Management Portfolio waived fees, of which $362,260 was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Operations: Net investment income	$ 12,737,930	$ 38,926,259
Net realized gain (loss) on investment transactions	67,534	115,261
Net increase (decrease) in net assets resulting from operations	12,805,464	39,041,520
Distributions to shareholders from: Net investment income	(12,855,204)	(38,928,841)
Fund share transactions: Proceeds from shares sold	27,106,765,936	63,452,938,531
Reinvestment of distributions	9,255,717	29,086,081
Cost of shares redeemed	(28,257,015,326)	(63,659,682,172)
Net increase (decrease) in net assets from Fund share transactions	(1,140,993,673)	(177,657,560)
Increase (decrease) in net assets	(1,141,043,413)	(177,544,881)
Net assets at beginning of period	3,640,094,047	3,817,638,928
Net assets at end of period (including undistributed net investment income of $130,534 and $247,808, respectively)	$ 2,499,050,634	$ 3,640,094,047
Other Information
Shares outstanding at beginning of period	3,639,847,771	3,817,503,761
Shares sold	27,106,767,581	63,452,938,459
Shares issued in reinvestment of distributions	9,255,717	29,086,081
Shares redeemed	(28,257,018,610)	(63,659,680,530)
Net increase (decrease) in Fund shares	(1,140,995,312)	(177,655,990)
Shares outstanding at end of period	2,498,852,459	3,639,847,771

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations:
Net investment income	.005	.010	.017	.04	.06	.05
Total from investment operations	.005	.010	.017	.04	.06	.05
Less distributions from: Net investment income	(.005)	(.010)	(.017)	(.04)	(.06)	(.05)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[b]	.45**	1.01	1.67	4.16	6.41	5.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,499	3,640	3,818	4,960	4,019	2,962
Ratio of expenses before expense reductions, including expenses allocated from Scudder Cash Management Portfolio (%)	.26*	.26	.25	.25	.26	.26
Ratio of expenses after expense reductions, including expenses allocated from Scudder Cash Management Portfolio (%)	.23*	.23	.23	.23	.23	.23
Ratio of net investment income (%)	.90*	1.01	1.67	4.00	6.24	5.01
[a] For the six months ended June 30, 2004 (Unaudited). [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

Note 1-Organization and Significant Accounting Policies

A. Organization

Scudder Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. Cash Management Fund Institutional (the "Fund") is one of several funds the Trust offers to investors.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Scudder Cash Management Portfolio (the "Portfolio"), an open-end management investment company registered under the 1940 Act and advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). Details concerning the Portfolio's investment objective and policies and the risk factors associated with the Portfolio's investments are described in the Prospectus and Statement of Additional Information.

On June 30, 2004, the Fund owned approximately 20% of the Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

B. Security Valuation

The Fund determines the value of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's financial statements which accompany this report.

C. Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

D. Distribution of Income

Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

E. Other

The Fund receives a daily allocation of the Portfolio's net investment income and net realized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that Fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

Note 2-Fees and Transactions with Affiliates

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund, both indirect, wholly owned subsidiaries of Deutsche Bank AG. The Fund pays the Administrator an annual fee ("Administrator Service Fee") based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.05%.

For the six months ended June 30, 2004, the Advisor and Administrator contractually agreed to waive their fees and/or reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of the Fund at 0.23%, including expenses of the Portfolio.

Accordingly, for the six months ended June 30, 2004, the Fund did not impose a portion of its Administrator Service Fee as follows:

	Total Aggregated	Amount Waived	Annualized Effective Rate
Cash Management Fund Institutional	$ 707,898	$ 68,743.05%

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fee and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Note 3-Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At June 30, 2004 there were two shareholders who held 31% of the outstanding shares of the Fund.

Note 4-Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Investment Portfolio as of June 30, 2004 (Unaudited)

Scudder Cash Management Portfolio	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 32.3%
ABN AMRO Bank NV:
1.17%, 1/3/2005	70,000,000	70,000,000
1.2%, 10/19/2004	30,000,000	30,002,730
Alliance & Leicester PLC, 1.245%, 10/27/2004	75,000,000	74,988,998
Bank of Montreal, 1.25%, 7/1/2004	377,173,171	377,173,171
Barclays Bank PLC:
1.21%, 10/19/2004	40,000,000	40,003,640
1.21%, 10/19/2004	25,000,000	24,971,667
1.27%, 1/12/2005	50,000,000	50,001,243
BNP Paribas SA, 1.105%, 8/10/2004	125,000,000	125,000,693
Citibank New York NA, 1.09%, 7/28/2004	100,000,000	100,000,000
Credit Agricole Indosuez SA:
1.1%, 7/6/2004	50,000,000	50,000,000
1.125%, 9/21/2004	55,000,000	55,000,623
1.2%, 12/31/2004	100,000,000	100,000,000
1.27%, 12/31/2004	20,000,000	20,001,897
Credit Lyonnais AG, 1.11%, 9/24/2004	100,000,000	100,000,000
Danske Corp., 1.11%, 7/19/2004	50,000,000	49,999,753
Dexia Bank SA:
1.313%, 7/1/2004	312,500,000	312,500,000
1.5%, 7/2/2004	150,000,000	150,000,000
Dresdner Bank SA, 1.313%, 7/1/2004	400,000,000	400,000,000
HBOS Treasury Services PLC:
1.08%, 9/27/2004	20,000,000	20,000,000
1.1%, 7/30/2004	105,000,000	105,000,000
HSBC Bank USA:
1.11%, 7/19/2004	50,000,000	49,999,753
1.32%, 1/18/2005	50,000,000	50,000,000
Landesbank Baden Wurttemberg:
1.119%, 9/10/2004	40,000,000	39,998,445
1.33%, 8/10/2004	55,000,000	55,004,806
Landesbank Hessen-Thuringen Girozentrale:
1.26%, 10/28/2004	50,000,000	49,960,180
1.31%, 8/6/2004	30,000,000	30,002,039
Natexis Banque Popularies:
1.095%, 8/25/2004	50,000,000	49,999,620
1.115%, 8/11/2004	50,000,000	50,000,268
1.165%, 12/13/2004	40,000,000	39,995,447
1.24%, 10/20/2004	60,000,000	59,996,319
National Australia Bank Ltd., 1.28%, 1/13/2005	40,000,000	40,000,000
Nationwide Building Society, 1.1%, 9/9/2004	36,000,000	36,000,696
Norddeutsche Landesbank Girozentrale:
1.1%, 7/14/2004	50,000,000	49,999,822
1.26%, 7/26/2004	95,000,000	94,999,029
Nordea Bank Finland PLC, 1.223%, 12/20/2004	30,000,000	29,997,247
Societe Generale:
1.083%, 12/6/2004	90,000,000	89,989,151
1.13%, 7/7/2004	70,000,000	70,000,000
1.185%, 1/4/2005	20,000,000	20,000,000
SouthTrust Bank NA, 1.08%, 9/7/2004	20,000,000	20,000,000
Toronto Dominion Bank, 1.14%, 12/30/2004	25,000,000	25,000,000
UniCredito Italiano SpA:
1.09%, 7/27/2004	125,000,000	124,999,100
1.105%, 8/17/2004	50,000,000	50,000,324
1.11%, 8/10/2004	65,000,000	65,000,000
1.18%, 8/16/2004	65,000,000	65,000,000
Wells Fargo Bank, 1.25%, 7/1/2004	500,000,000	500,000,000
Westdeutsche Landesbank AG, 1.41%, 9/3/2004	120,000,000	120,002,101
Total Certificates of Deposit and Bank Notes (Cost $4,130,588,762)		4,130,588,762

US Government Sponsored Agencies 3.3%
Federal Home Loan Mortgage Corp.:
1.1%*, 10/7/2005	100,000,000	100,000,000
1.135%*, 11/7/2005	50,000,000	50,000,000
1.219%*, 2/14/2005	50,000,000	50,000,000
1.4%**, 1/11/2005	25,000,000	24,811,389
1.47%**, 9/30/2004	25,000,000	24,907,104
Federal National Mortgage Association:
1.28%*, 12/9/2005	15,000,000	14,986,858
1.64%, 1/4/2005	90,000,000	90,000,000
1.75%, 5/23/2005	66,300,000	66,300,000
Total US Government Sponsored Agencies (Cost $421,005,351)		421,005,351

Floating Rate Notes* 19.8%
Abbey National Treasury Services PLC, 1.09%, 12/8/2004	130,000,000	129,982,780
American Honda Finance Corp.:
144A, 1.09%, 7/9/2004	50,000,000	50,000,000
144A, 1.1%, 10/22/2004	50,000,000	50,000,000
144A, 1.43%, 8/23/2004	10,000,000	10,002,997
144A, 1.6%, 11/15/2004	35,000,000	35,052,450
Banco Bilbao Vizcaya NA, 1.25%, 6/1/2005	60,000,000	59,994,843
Bank of America NA, 1.57%, 12/9/2004	260,000,000	260,000,000
Bank of Scotland PLC, 144A, 1.315%, 8/23/2004	45,000,000	45,005,270
Bayerische Landesbank Girozentrale, 1.26%, 8/25/2004	40,000,000	39,999,981
Beta Finance, Inc.:
144A, 1.125%, 10/12/2004	50,000,000	49,998,605
144A, 1.194%, 9/15/2004	65,000,000	64,998,632
Canadian Imperial Bank of Commerce:
1.126%, 11/8/2004	55,000,000	55,001,229
1.13%, 11/8/2004	50,000,000	49,999,247
1.27%, 8/25/2004	200,000,000	200,004,455
1.27%, 5/31/2005	100,000,000	99,975,122
CC (USA), Inc., 144A, 1.255%, 7/26/2004	50,000,000	49,999,829
Citigroup, Inc., 1.27%, 7/26/2004	25,000,000	25,002,774
Depfa Bank Europe PLC, 1.27%, 6/15/2005	32,000,000	32,000,000
Dorada Finance, Inc., 144A, 1.235%, 10/20/2004	20,000,000	19,999,434
General Electric Capital Corp.:
1.37%, 10/25/2004	60,000,000	60,048,255
1.67%, 9/15/2004	119,050,000	119,098,907
IBM Corp., 1.535%, 9/10/2004	30,000,000	30,009,960
Lehman Brothers Holdings, Inc., 1.123%, 9/7/2004	35,000,000	35,000,000
Links Finance LLC:
1.1%, 8/5/2004	40,000,000	39,957,222
1.274%, 1/18/2005	45,000,000	45,011,080
Marshall & IIsley Bank, 1.054%, 11/2/2004	10,000,000	9,999,643
Merrill Lynch & Co., Inc.:
1.131%, 2/3/2009	35,000,000	35,000,000
1.46%, 1/13/2005	55,000,000	55,106,735
Morgan Stanley:
1.12%, 1/6/2005	50,000,000	50,000,000
1.23%, 7/23/2004	20,000,000	20,000,000
1.23%, 8/27/2004	105,000,000	105,000,000
1.23%, 1/5/2005	35,000,000	35,000,000
1.23%, 2/18/2005	25,000,000	25,000,000
1.749%, 12/13/2004	41,500,000	41,560,310
National City Bank, 1.28%, 7/19/2004	43,000,000	43,000,854
Nationwide Building Society, 144A, 1.139%, 7/23/2004	20,000,000	20,000,000
Societe Generale:
1.05%, 10/1/2004	100,000,000	99,992,384
1.114%, 12/10/2004	150,000,000	149,976,536
1.278%, 11/30/2004	30,000,000	29,996,539
Swedbank AB:
1.139%, 10/12/2004	125,000,000	124,994,647
1.27%, 9/27/2004	25,000,000	24,999,101
Total Floating Rate Notes (Cost $2,525,769,821)		2,525,769,821

Commercial Paper 34.8%
Alliance & Leicester Corp., 1.1%**, 7/22/2004	10,000,000	9,993,583
Bank of Ireland:
1.08%**, 7/28/2004	125,000,000	124,898,750
1.12%**, 8/27/2004	100,000,000	99,822,667
Cancara Asset Securitization LLC:
1.19%**, 8/16/2004	85,309,000	85,179,283
1.25%**, 7/22/2004	53,006,000	52,967,350
CC (USA), Inc.: 1.3%**, 7/26/2004	45,000,000	44,959,375
144A, 1.37%, 8/11/2004	40,000,000	40,004,291
Ciesco LP, 1.08%**, 7/6/2004	14,000,000	13,997,900
CIT Group Holdings, Inc.:
1.07%**, 8/17/2004	20,000,000	19,972,061
1.07%**, 8/18/2004	20,000,000	19,971,467
1.11%**, 8/2/2004	24,700,000	24,675,629
1.11%**, 8/5/2004	15,000,000	14,983,813
1.12%**, 8/17/2004	15,874,000	15,850,789
1.12%**, 8/23/2004	15,000,000	14,975,266
1.12%**, 9/1/2004	70,000,000	69,864,978
1.15%**, 8/16/2004	30,000,000	29,955,917
1.19%**, 8/9/2004	50,000,000	49,935,541
1.26%**, 10/12/2004	25,000,000	24,909,875
1.55%**, 11/29/2004	20,000,000	19,869,972
CRC Funding LLC, 1.07%, 7/1/2004	34,600,000	34,600,000
Danske Corp., 1.51%**, 11/23/2004	49,250,000	48,950,464
Depfa Bank Europe PLC, 1.18%**, 11/19/2004	25,000,000	24,884,458
DNB Nor Bank ASA, 1.25%**, 8/9/2004	50,000,000	49,932,292
Dorada Finance, Inc.:
1.11%**, 8/6/2004	20,000,000	19,977,800
1.54%**, 9/30/2004	55,000,000	54,785,897
Edison Asset Security, 1.1%**, 8/10/2004	49,257,000	49,196,797
General Electric Capital International Funding, Inc.:
1.07%, 7/1/2004	57,420,000	57,420,000
1.49%**, 9/20/2004	100,000,000	99,664,750
1.5%**, 11/17/2004	25,000,000	24,855,208
Goldman Sachs Group, Inc.:
1.25%, 10/25/2004	250,000,000	250,000,000
1.26%, 11/8/2004	40,000,000	40,000,000
1.31%, 9/3/2004	105,000,000	105,000,000
1.31%, 11/24/2004	75,000,000	75,000,000
1.43%, 9/3/2004	105,000,000	105,000,000
Government of Quebec, 1.45%**, 1/11/2005	50,000,000	49,609,306
Grampian Funding LLC:
1.08%**, 7/13/2004	35,000,000	34,987,400
1.1%**, 8/9/2004	50,000,000	49,940,417
1.52%**, 11/22/2004	83,000,000	82,495,360
Greyhawk Funding LLC:
1.09%**, 7/19/2004	57,000,000	56,968,935
1.26%**, 7/26/2004	187,000,000	186,836,375
1.26%**, 7/28/2004	80,000,000	79,924,400
HSH Norbank AG London:
1.08%**, 7/26/2004	50,000,000	49,962,500
1.085%**, 7/26/2004	80,000,000	79,939,722
1.09%**, 7/29/2004	70,000,000	69,940,655
1.1%**, 7/29/2004	175,000,000	174,850,278
Irish Life and Permanent PLC:
1.08%**, 7/7/2004	43,000,000	42,992,260
1.14%**, 7/14/2004	10,000,000	9,995,883
K2 (USA) LLC:
1.09%**, 7/26/2004	37,700,000	37,671,463
1.1%**, 8/16/2004	45,700,000	45,635,766
1.11%**, 8/9/2004	34,200,000	34,158,875
1.22%**, 8/24/2004	78,400,000	78,256,528
1.51%**, 11/30/2004	20,900,000	20,766,751
KFW International Finance Inc., 1.23%**, 11/10/2004	35,000,000	34,842,150
Lake Constance Funding LLC:
1.18%**, 8/9/2004	41,000,000	40,947,588
1.5%**, 9/14/2004	60,000,000	59,812,500
Liberty Street Funding Corp., 1.21%**, 7/6/2004	100,000,000	99,983,194
Morgan Stanley, 1.23%, 3/25/2005	80,000,000	80,000,000
Nordea North America, Inc., 1.09%**, 8/3/2004	88,265,000	88,176,809
Park Avenue Receivables Corp., 1.3%**, 7/26/2004	50,000,000	49,954,861
Private Export Funding Corp., 1.09%**, 7/8/2004	10,000,000	9,997,881
Prudential LLC, 1.1%**, 8/5/2004	70,000,000	69,925,139
RWE AG:
1.08%**, 7/19/2004	40,000,000	39,978,400
1.19%**, 8/16/2004	50,000,000	49,923,972
1.25%**, 7/14/2004	59,500,000	59,473,143
Scaldis Capital LLC:
1.22%**, 8/24/2004	33,146,000	33,085,343
1.3%**, 7/26/2004	200,000,000	199,819,444
1.52%**, 11/24/2004	20,037,000	19,913,483
1.53%**, 11/16/2004	17,468,000	17,365,550
Sheffield Receivables Corp.:
1.26%**, 7/21/2004	71,000,000	70,950,300
1.53%**, 11/19/2004	35,000,000	34,790,262
Spintab Swedmortgage:
1.05%**, 7/20/2004	140,000,000	139,922,417
1.11%**, 8/12/2004	15,000,000	14,980,575
Svenska Handlesbanken, Inc., 1.175%**, 10/19/2004	125,000,000	124,551,215
Tulip Funding Corp., 1.28%**, 8/31/2004	64,992,000	64,851,040
Westdeutsche Landesbank AG, 1.19%**, 8/12/2004	50,000,000	49,930,584
Total Commercial Paper (Cost $4,454,164,897)		4,454,164,897

Short-Term Notes 1.7%
Bear Stearns & Co., Inc.:
1.65%, 7/6/2004	100,000,000	100,000,000
1.65%, 3/31/2005	75,000,000	75,000,000
Wells Fargo Co., 6.625%, 7/15/2004	37,003,000	37,080,076
Total Short-Term Notes (Cost $212,080,076)		212,080,076

Funding Agreements 3.8%
Allstate Life Insurance Co., 1.2%, 7/1/2004	125,000,000	125,000,000
General Electric Capital Assurance Co., 1.407%*, 9/1/2004	60,000,000	60,000,000
New York Life Insurance Co., 1.629%*, 9/21/2004	60,000,000	60,000,000
Security Life of Denver:
1.229%, 7/19/2004	60,000,000	60,000,000
1.259%*, 1/31/2005	50,000,000	50,000,000
Travelers Insurance Co.:
1.19%*, 4/1/2005	30,000,000	30,000,000
1.24%*, 1/27/2005	30,000,000	30,000,000
1.27%*, 1/25/2005	75,000,000	75,000,000
Total Funding Agreements (Cost $490,000,000)		490,000,000

Asset Backed 0.4%
Nissan Auto Receivables Owners Trust, "1A1", Series 2004-A, 1.07%, 3/15/2005	5,193,454	5,193,454
Permanent Financing PLC, "1A", Series 4, 1.13%, 3/10/2005	50,000,000	50,000,000
Total Asset Backed (Cost $55,193,454)		55,193,454

Money Market Fund 0.3%
AIM Liquid Assets Portfolio, 1.11%*** (Cost $32,542,850)	32,542,850	32,542,850

Repurchase Agreements 3.6%
Credit Suisse First Boston Corp., 1.26%, dated 6/30/2004, to be repurchased at $7,577,343 on 7/1/2004 (b)	7,577,078	7,577,078
JP Morgan Securities, Inc., 1.6%, dated 6/30/2004, to be repurchased at $152,673,026 on 7/1/2004 (c)	152,666,241	152,666,241
UBS AG, 1.6%, dated 6/30/2004, to be repurchased at $300,013,333 on 7/1/2004 (d)	300,000,000	300,000,000
Total Repurchase Agreements (Cost $460,243,319)		460,243,319
Total Investment Portfolio - 100.0% (Cost $12,781,588,530) (a)		12,781,588,530

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2004.
** Annualized yield at the time of purchase; not a coupon rate.
*** Rate shown is annualized seven-day yield at period end.
(a) Cost for federal income tax purposes was $12,781,588,530.
(b) Collateralized by a $21,905,000 US Treasury Bond Strip, maturing on 11/15/2022 with a value of $7,729,617.
(c) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

56,789,189	Federal Home Loan Mortgage Corp.	4.0-6.0	10/1/2017-2/1/2034	55,845,770
169,844,073	Federal National Mortgage Association STRIP, Principal only	-	7/1/2031-1/1/2034	100,624,002
Total Collateral Value				156,469,772

(d) Collateralized by a $438,949,249 Federal National Mortgage Association STRIP, Principal only, maturing at various dates from 12/1/2018 until 4/1/2034 with a value of $309,003,125.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)
Assets
Investments in securities, at amortized cost	$ 12,781,588,530
Cash	295,974
Interest receivable	18,253,078
Other assets	199,238
Total assets	12,800,336,820
Liabilities
Payable for investments purchased	150,000,000
Accrued advisory fee	1,127,834
Accrued administrator service fee	535,439
Payable for capital withdrawn	29,958
Other accrued expenses and payables	13,941
Total liabilities	151,707,172
Net assets, at value	$ 12,648,629,648

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2004 (Unaudited)
Investment Income
Interest	$ 69,405,301
Dividends	164,696
Total income	69,569,997
Expenses: Advisory fee	9,223,871
Administrator service fees	3,076,461
Auditing	25,577
Legal	10,832
Trustees' fees and expenses	184,524
Other	178,005
Total expenses, before expense reductions	12,699,270
Expense reductions	(1,601,783)
Total expenses, after expense reductions	11,097,487
Net investment income	58,472,510
Net realized gain (loss) from investment transactions	273,978
Net increase (decrease) in net assets resulting from operations	$ 58,746,488

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Operations: Net investment income	$ 58,472,510	$ 125,145,551
Net realized gain (loss) on investment transactions	273,978	393,261
Net increase (decrease) in net assets resulting from operations	58,746,488	125,538,812
Capital transaction in shares of beneficial interest: Proceeds from capital invested	32,356,475,132	77,070,191,562
Value of capital withdrawn	(32,316,130,819)	(75,882,811,826)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	40,344,313	1,187,379,736
Increase (decrease) in net assets	99,090,801	1,312,918,548
Net assets at beginning of period	12,549,538,847	11,236,620,299
Net assets at end of period	$ 12,648,629,648	$ 12,549,538,847

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2004[a]	2003	2002	2001	2000	1999
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12,649	12,550	11,237	10,864	8,806	6,101
Ratio of expenses before expense reductions (%)	.21*	.21	.20	.20	.20	.20
Ratio of expenses after expense reductions (%)	.18*	.18	.18	.18	.18	.18
Ratio of net investment income (%)	.95*	1.04	1.71	4.04	6.28	5.04
Total return (%)[b,c]	.48**	1.06	1.72	-	-	-
[a] For the six months ended June 30, 2004 (Unaudited).
[b] Total return would have been lower had certain expenses not been reduced.
[c] Total return for the Portfolio was derived from the performance of Cash Reserves Fund Institutional.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

Note 1-Organization and Significant Accounting Policies

A. Organization

The Scudder Cash Management Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

B. Security Valuation

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Investments in open-end investment companies are valued at their net asset value each business day.

C. Repurchase Agreements

The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

D. Federal Income Taxes

The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

E. Other

Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from investment companies are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

The Portfolio makes a daily allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

Note 2-Fees and Transactions with Affiliates

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Advisor. Under the Advisory Agreement, the Portfolio pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.15%.

For the six months ended June 30, 2004, the Advisor and Administrator maintained the annualized expenses of the Portfolio at not more than 0.18% of the Portfolio's average daily net assets. The amount of the waiver and whether the Advisor and Administrator waive their fees may vary at any time without notice to the shareholders.

Accordingly, for the six months ended June 30, 2004 the Portfolio did not impose a portion of its Advisory fee as follows:

	Total Aggregated	Amount Waived	Annualized Effective Rate
Scudder Cash Management Portfolio	$ 9,223,871	$ 1,575,421.12%

For the six months ended June 30, 2004, the Advisor has agreed to reimburse the Fund an additional $26,362 for expenses.

Investment Company Capital Corp. ("ICCC" or the "Administrator"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Administrator. The Portfolio pays the Administrator an annual fee ("Administrator service fee") based on its average daily net assets which is calculated daily and paid monthly at an annual rate of 0.05%.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Note 3-Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 5 percent of its net assets under this agreement.

Note 4-Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

Automated Information Lines	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAm funds and services via touchtone telephone and the ability to exchange or redeem shares.
Web Site

moneyfunds.deam-us.db.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about the funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
Nasdaq Symbol	BICXX
CUSIP Number	811162 106
Fund Number	541

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and Deutsche Asset Management mutual funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Deutsche Asset Management
Attention: Correspondence
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Cash Management Portfolio

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Cash Management Portfolio

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2004

By:                                 /s/Charles A. Rizzo
                                    ------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 23, 2004